LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE PROSPECTUS,

DATED FEBRUARY 29, 2012, OF

WESTERN ASSET SMASh SERIES C FUND

Effective September 1, 2012, the sections of the fund’s Prospectus titled “Management—Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Stephen A. Walsh, Ryan K. Brist, Christopher D. Diegelman and Michael C. Buchanan. Mr. Walsh has been a portfolio manager for the fund since its inception. Messrs. Brist and Diegelman have been portfolio managers for the fund since 2010. Mr. Buchanan has been a portfolio manager for the fund since September 2012. These portfolio managers work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management—Portfolio managers—Smash Series C Fund” is deleted and replaced with the following text:

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Ryan K. Brist, Christopher D. Diegelman and Michael C. Buchanan. Mr. Walsh has been a portfolio manager for the fund since its inception. Messrs. Brist and Diegelman have been portfolio managers for the fund since 2010. Mr. Buchanan has been a portfolio manager for the fund since September 2012.

Messrs. Walsh and Buchanan have been employed by Western Asset as portfolio managers for at least the past five years. Messrs. Brist and Diegelman have been employed by Western Asset as portfolio managers since 2009 and 2010, respectively. Prior to joining Western Asset as a portfolio manager, Mr. Brist was Chief Investment Officer, Portfolio Manager with Logan Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer, Sr. Portfolio Manager with Delaware Investment Advisors from 2000 to 2007. Prior to becoming a portfolio manager at Western Asset, Mr. Diegelman was a research analyst with Western Asset since 1998.

LMFX014930